                                                                       EXHIBIT 4

       DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1

Accounting Date:               11-Nov-02
Determination Date:            14-Nov-02
Monthly Payment Date:          15-Nov-02
Collection Period Ending:      31-Oct-02

I.  COLLECTION ACCOUNT SUMMARY


    Principal and Interest Payments Received (including Prepayments)                                                 15,980,352.75
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      265,425.27
    Current Monthly Interest Shortfall/Excess                                                                           -79,389.57
    Recoup of Collection Expenses                                                                                         3,118.20
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     16,169,506.65

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,027,258.70
    Amount of Interest Payments Received During the Collection Period for Receivables                                 3,106,648.27
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -79,389.57

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,858,327.54
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)              405,092.16
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                        0.00
    Reserve Account Investment Earnings                                                                                   2,434.72
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account
    Amount has been met)                                                                                                      0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,858,327.54
    Total Ending Reserve Balance                                                                                      2,265,854.42

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        3,106,648.27
    Scheduled Principal Payments Received                                                                             2,334,512.05
    Principal Prepayments Received                                                                                   10,539,192.43
    Total Interest and Principal Payments Received                                                                   15,980,352.75

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     277,340.22
    minus Reasonable Expenses                                                                                            11,914.95
    Net Liquidation Proceeds                                                                                            265,425.27
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       265,425.27

c)
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal                                                                                                0

                                                                                                                     16,245,778.02
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    403,386,429.47
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        252,116.52




VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    403,386,429.47
    Pool Balance as of the Current Accounting Date                                                                  389,595,326.36
    Age of Pool in Months                                                                                                       12

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          403,386,429.47
    Aggregate Note Balance as of Current Accounting Date                                                            389,595,326.36

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             65                1,804,281.04         0.463%
    60-89 Days Delinquent             33                1,668,956.57         0.428%
    90-119 Days Delinquent            10                  225,894.21         0.058%
    120+ Days Delinquent               0                        0.00         0.000%
    Defaults for Current Period       17                  917,398.63         0.235%
    Cumulative Defaults              103                3,609,992.71         0.682%
    Cumulative Recoveries                               1,356,838.67         0.256%



    Current Month Realized Losses                                                                                       651,973.36
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.123%
    Preceding Realized Losses                                                                                           108,274.10
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.020%
    Second Preceding Realized Losses                                                                                    217,356.69
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.041%
    Cumulative Realized Losses                                                                                        2,253,154.04
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.426%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.73582520
                                                                                                                        0.71788341

a)                                                                                                                      252,116.52
                                                                                                                              0.00

b)
    Class A-1                                                                                                           116,763.11
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08

                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                              49,686,429.47            13,791,103.11    35,895,326.36
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00



VIII. POOL STATISTICS

                                                                                                                             9.10%
                                                                                                                               165


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              16,169,506.65


TOTAL WIRE TO HSBC                                                                                                   16,169,506.65

Amount Due To Servicer                                                                                                        0.00